UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BUZZFEED, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. BuzzFeed, Inc. 111 East 18th Street New York, New York 10003 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Wednesday, May 25, 2022 Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Stockholder, The 2022 Annual Meeting of Stockholders of BuzzFeed, Inc. will be held virtually, at https://www.cstproxy.com/buzzfeed/2022, on Wednesday, May 25, 2022, at 2:00 p.m. Eastern Time. Due to COVID-19, the Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person. Proposals to be considered at the Annual Meeting: (1) Elect two Class I directors of BuzzFeed, Inc., each to serve a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified. (2) Ratify the appointment of Deloitte & Touche LLP as BuzzFeed, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. (3) To address such other matters as may properly come before the 2022 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposal 2. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/buzzfeed/2022 CONTROL NUMBER BUZZFEED, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 19962 BuzzFeed Proxy Notice_REV1 - Front Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/buzzfeed/2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

BuzzFeed, Inc. 111 East 18th Street New York, New York 10003 Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On May 25, 2022 The following Proxy Materials are available to you to review at: https;//www.cstproxy.com/buzzfeed/2022. - the Company’s Annual Report for the year ended December 31, 2021. - the Company’s 2022 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to Stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 16, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/buzzfeed/2022 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 19962 BuzzFeed Proxy Notice_REV1 - Back